UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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NUTRA PHARMA CORP.
(Name of Registrant As Specified In Its Charter)

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NUTRA PHARMA CORP.

1537 NW 65th Ave

Plantation, Florida 33313

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF

A MAJORITY OF THE OUTSTANDING VOTING STOCK OF NUTRA PHARMA CORP.

This notice and accompanying Information Statement are furnished to the holders of record of common stock, par value $0.001 per share (“Common Stock”), of Nutra Pharma Corp., a California corporation (“we,” “us,” “our” or the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the action described below.

On November 18, 2021, the Board of Directors (the “Board”) approved via unanimous written consent an amendment to the Company’s Articles of Incorporation to increase the total shares of Common Stock the Company is authorized to issue from eight billion (8,000,000,000) to twelve billion (12,000,000,000), with a par value of $0.001 per share (the “Authorized Stock Increase”), and recommended to the shareholders to approve the Authorized Stock Increase. On November 18, 2021, shareholders holding 62.32% of Company’s voting stock, voting on as-converted basis (“Consenting Shareholders”) took action by written consent to approve the Authorized Stock Increase.

Shareholders of record at the close of business on November 18, 2021 are entitled to notice of this shareholder action by written consent. Because this action has been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Authorized Stock Increase will not be effected until at least 20 calendar days after the mailing of the definitive Information Statement accompanying this Notice. We anticipate that the Authorized Stock Increase will become effective on or about _____, 2022.

Attached hereto for your review is an Information Statement relating to the Authorized Stock Increase. Please read this Information Statement carefully. It describes the essential terms of the actions to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

By Order of the Board of Directors,

January __, 2022
/s/ Rick Deitsch
Rik J. Deitsch, President and Chairman

/s/ Gary Pottruck
Garry Pottruck

/s/ Stewart Lonky
Stewart Lonky, MD

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NUTRA PHARMA CORP.

1537 NW 65th Ave

Plantation, Florida 33313

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU

ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (this “Information Statement”) is being sent or given on or about _____, to the shareholders of record, as of ______(the “Record Date”), of Nutra Pharma Corp., a California corporation (hereinafter referred to as “we,” “us,” “our,” or the “Company”). This Information Statement is being circulated to advise shareholders of certain actions already approved and taken without a meeting by written consent of shareholders who hold a majority of the voting power of our voting stock.

On November 18, 2021, our Board approved via unanimous written consent and recommended our shareholders to approve, and on November 18, 2021, shareholders holding an aggregate of 12,043,298,859 votes of the Company’s voting stock carrying a vote equal to 62.32% of all shares entitled to vote approved and consented in writing to the following action. These votes include votes cast by Mr. Rik Deitsch, who holds shares of common stock and Series B preferred stock. Pursuant to the rights set forth in the Series B certificate of designation, Series B preferred stockholders are entitled to vote together as a single class with our common stock holders on as-converted basis on all matters submitted to vote at a ratio of 1000 votes per share of Series B preferred stock.

●	The approval of an amendment to the Company’s Articles of Incorporation to increase the total shares of Common Stock the Company is authorized to issue from eight billion (8,000,000,000) to twelve billion (12,000,000,000), with a par value of $0.001 per share.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of issued and outstanding voting stock and are sufficient under the California Corporations Code (“CCC”) and our articles of incorporation and bylaws to approve the action. Accordingly, the action will not be submitted to the other shareholders of the Company for a vote, and this Information Statement is being furnished to shareholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C. This notice is also deemed to satisfy the notice requirement prescribed under Section 603 of the CCC.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the Authorized Stock Increase will not be effective and the amendment to our articles will not be filed with the Secretary of State of the State of California, until at least 20 calendar days after the mailing of the definitive Information Statement to our shareholders.

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ACTIONS BY BOARD OF DIRECTORS AND CONSENTING SHAREHOLDER

On November 18, 2021 the Board unanimously approved the Authorized Stock Increase. Subsequent to the Board’s approval, the Consenting Shareholders approved the Authorized Stock Increase. The Consenting Shareholders and its approximate ownership percentage of our voting stock as of November 18, 2021, were as follows:

Name of Beneficial Holders	Common Shares Beneficially Owned	Percent of Common Shares (1)	Series B Preferred Shares Beneficially Owned (2)	Percent of Preferred Shares	% of Total Votes Held (Common & Preferred) (3)
Rik J. Deitsch	43,298,859	0.59%	12,000,000	100%	62.32%

(1) Calculated based on the 7,325,985,964 shares of Common Stock issued and outstanding as of November 18, 2021.

(2) On February 26, 2021, the Board approved the grant of 9,000,000 shares of Series B Preferred Stock in satisfaction of corporate debt owed by the Company to Mr. Deitsch. On August 20, 2021, Rik Deitsch and the Company entered into a certain Share Exchange Agreement, pursuant to which the Company agreed to exchange approximately 3,000,000 shares of Series A Preferred Stock of the Company for an equal number of Series B Preferred Stock of the Company. All 12,000,000 shares of Series B Preferred Stock were issued on November 15, 2021. Each share of Series B preferred stock is entitled to 1000 votes and to vote together as a single class with common stockholders on all matters submitted to a vote.

(3) Calculated based on 19,325,985,964 shares of issued and outstanding voting capital stock, including 7,325,985,964 shares of Common Stock, and 12,000,000,000 shares of Series B preferred stock calculated on an as-converted basis for the purposes of voting on the Authorized Stock Increase.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our issued and outstanding Common Stock and preferred stock as of December 8, 2021 by the following persons:

●	Each person known by the Company to beneficially own more than 5% of the Company’s outstanding Common Stock;

●	Each of the named executive officers (as defined in Item 402 of Regulation S-K);

●	Each of our directors, and

●	All of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed below include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from December 8, 2021, and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from December 8, 2021.

The following table assumes based on our stock records, that there are 7,325,985,964 shares of Common Stock and 12,000,000 shares of Series B Preferred Stock issued and outstanding as of December 8, 2021:

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Security Ownership of Management and Beneficial Owners

Name and Address of Director or Executive Officer	Number of Common Shares Beneficially Owned	Percent of Common Shares	Number of Series B Preferred Shares Beneficially Owned	Percent of Preferred Shares	% of Total Votes Held (Common & Preferred) (1)

Rik J. Deitsch	43,298,859	0.59%	12,000,000	100.00%	62.32%
Chief Executive Officer/President
1537 NW 65th Ave
Plantation, FL 33313

Dr. Stewart Lonky	4,755,450	0.07%	0	0.00%	0.02%
Director
12936 Discovery Creek
Playa Vista, CA 90094

Harold Rumph	4,966,675	0.07%	0	0.00%	0.03%
Director
1537 NW 65th Ave
Plantation, FL 33313

Garry Pottruck	4,698,475	0.06%	0	0.00%	0.02%
Director
10768 NW 18 Court
Coral Springs, Florida 33071

Dale Vanderputten, PhD	2,500,000	0.03%	0	0.00%	0.01%
Chief Scientific Officer
7120 Hialeah Ln
Parkland, FL 33067

All executive officers and directors as a group (5) persons	60,219,459	0.82%	12,000,000	100.00%	62.40%

(1) Based upon 7,325,985,964 shares of Common Stock and 12,000,000 shares of Series B Preferred Stock. Each Series B Preferred Stock is entitled to 1,000 votes per share or an aggregate of 12,000,000,000 votes.

Changes in Control

We are unaware of any contract of other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

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ACTION ONE – INCREASE IN AUTHORIZED COMMON SHARES

General

On November 18, 2021, the Board, and on November 18, 2021, the Consenting Shareholders approved the Authorized Stock Increase, which increases the total number of common shares the Company is authorized to issue from eight billion (8,000,000,000) to twelve billion (12,000,000,000), with a par value of $0.001 per share.

Purpose of the Authorized Common Share Increase

The Company is authorized to issue 8,000,000,000 shares of Common Stock and our issued and outstanding was 7,325,985,964 as of December 8, 2021. Our Board and the Consenting Shareholders believe that an additional four billion increase will provide the Company with additional flexibility to use its capital stock for business and financial purposes in the future. These purposes may include raising capital; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses or products; providing additional equity incentives to employees, officers or directors; and other purposes. Our Board believes that these additional shares will provide us with needed flexibility to issue shares in the future without potential expense and delay incident to obtaining Shareholder approval for a particular issuance.

We are not in any formal discussions with potential acquisition targets at the current time, and no formal agreements exist which will require the issuance of additional Common Stock as of the date of this Information Statement. However, management will need the flexibility to issue Common Stock, warrants, or preferred stock convertible into Common Stock to funders that will provide the capital required to close any future growth opportunities, as well as provide other working capital to the Company. No such definitive agreement for growth opportunities or equity funding exists at this time.

Potential Effects of Proposed Authorized Common Share Increase

The Authorized Stock Increase will affect all holders of our Common Stock uniformly. The Authorized Stock Increase is not intended to, and will not, affect any shareholder’s percentage ownership interest in our Company, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock, to the extent the additional Common Stock is ultimately issued.

The Authorized Stock Increase will not change the terms of our Common Stock. After the Authorized Stock Increase, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable.

Vote Required

Pursuant to the California Corporations Code, the approval of the Authorized Stock Increase requires a majority of the Company’s outstanding voting stock. As discussed above, holders of a majority of votes of the Company’s voting stock, voting together as a class, have consented to the Authorized Stock Increase.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON

There is no substantial interest, direct or indirect, by security holdings or otherwise, of any person who has been director or officer of the Company at any time since the beginning of the last fiscal year in the Authorized Stock Increase.

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PROPOSALS BY SECURITY HOLDERS

The Board knows of no other matters or proposals other than the actions described in this Information Statement that have been approved or considered by the holders of a majority of the shares of the Company’s stock.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement.

RECORD DATE AND VOTING SECURITIES

Only shareholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized common shares consist of eight billion (8,000,000,000) shares of Common Stock with a par value of $0.001 per share. As of the Record Date, there were 7,325,985,964 shares of Common Stock and 12,000,000 shares of Series B preferred stock issued and outstanding. Each share of Common Stock is entitled to one vote per share. Each share of Preferred Stock is entitled to one thousand votes per share.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

SHAREHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the shareholders to approve the actions described in this Information Statement is authorized by the California Corporations Code (“CCC”). The CCC provides that any action required or permitted to be taken at a meeting of shareholders of a corporation may be taken without a meeting, if a written consent thereto is signed by holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of our voting power to approve the action described in this Information Statement.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. The SEC maintains a website (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the EDGAR system, where reports and other information filed or furnished by us can be inspected. You may also request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to Nutra Pharma Corp., 1537 NW 65th Avenue, Plantation, Florida 33313, Attn: Rik J. Deitsch, President, or by telephoning the Company at (954) 509-0911.

Our principal executive office is located at 1537 NW 65th Avenue, Plantation, Florida 33313. Our corporate website is https://www.nutrapharma.com/ and our phone number is (954) 509-0911.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Nutra Pharma Corp., 1537 NW 65th Avenue, Plantation, Florida 33313, Attn: Rik J. Deitsch, President, or by telephoning the Company at (954) 509-0911.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

NO ADDITIONAL ACTION IS REQUIRED BY OUR SHAREHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR SHAREHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

NUTRA PHARMA CORP.

January __, 2022	/s/ Rik Deitsch
Rik J. Deitsch
Chief Executive Officer

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